 Exhibit 10.1 - Stock Purchase Agreement
STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT is made this 17th day of March, 2010, by and between ENVIRONMENTAL ENERGY ENTERPRISES LIMITED an entity registered in the United Kingdom (House # 5094072) as agent for the buyers, hereinafter called BUYERS, and EDWARD T. WHELAN as agent for shareholders, hereinafter called SELLERS.

RECITALS:

WHEREAS, the SELLERS own 11,658,300 shares out of a total of 12,272,300 issued and outstanding common shares of Energiz Renewable, Inc., formerly known as C & G DEC Capital, Inc, a Florida corporation, hereinafter called the COMPANY, a copy of SELLERS is attached as Exhibit B and incorporated herein by reference;

WHEREAS the COMPANY as of the date of Closing as is defined in Paragraph 9 below, is an OTC Bulletin Board publicly traded Shell company substantially in the form as noted in the Company’s Form 10-Q for quarter ended September 30, 2009 as filed with the U.S. Securities and Exchange Commission on the 17th day of November, 2009

WHEREAS, the BUYERS desires to purchase 10,762,470 shares which comprise approximately 87.7% of the total outstanding shares, and represent some of the outstanding shares which are presently owned by SELLERS and SELLERS are willing to sell these shares to the BUYERS, all on the terms as set forth below;

THEREFORE, IT IS AGREED AS FOLLOWS:

1.           BUYERS agree to purchase from SELLERS, and SELLERS agree to sell to the BUYERS, at the Closing as defined in Paragraph 9 below, certain shares of common stock of the COMPANY, free and clear of all claims, liens, or encumbrances of any kind.

2.           The BUYERS shall purchase from the SELLERS an aggregate of 10,762,470 common shares of the COMPANY, a copy of SELLERS shares being sold is attached as Exhibit B and incorporated herein by reference, of which 1,892,300 common shares will have no restrictive legend on them and 8,870,170 common shares will have a restrictive legend on them for an aggregate price of $300,000.00 to be paid to the SELLERS on the date of Closing as is defined in Paragraph 9 below.  BUYERS aggregated shares shall be bought and prorated individually according to the attached Exhibit A and incorporated by reference.

3.           It is understood and agreed that the BUYERS have approached the SELLERS and solicited it to sell the shares.  The SELLERS has made no representations or warranties of any kind to induce BUYERS to purchase said shares other than as stated in this Agreement.

4.           SELLERS represent and warrant to BUYERS that, as of the date hereof, the following statements are true and correct to the best of their knowledge.

a.           SELLERS have full right, power and authority to sell, transfer and deliver the Stock owned by them to BUYERS in accordance with the terms of this Agreement, and otherwise to consummate and close the transaction provided for in this Agreement in the manner and upon the terms herein specified.

b.           COMPANY is not a party to any pending or to SELLERS’ knowledge threatened suit, action, proceeding, prosecution or litigation which might materially adversely affect the financial condition, business, assets, properties, certificates, rights, authorities, franchises or authorizations of COMPANY, or materially interfere therewith, nor to the knowledge of SELLERS is there any threatened or pending governmental investigation involving COMPANY or any of their operations, including inquiries, citations or complaints by any federal, state or local administration or agency, which would materially adversely affect the financial condition,

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business, assets or properties of COMPANY; and there are no outstanding, existing or pending  judgments, orders, decrees, rulings, directives, stipulations or other mandates of any court or any public or quasi-public agency, body or official which have been in any way violated as they relate to or affect COMPANY or any of their properties, businesses, operations, affairs or activities.

c.           There are no material defaults on the part of COMPANY under any contract, lease, mortgage, pledge, credit agreement, title retention agreement, security agreement, lien, encumbrance or any other commitment, contract, agreement or undertaking to which it is a party.

d.           No representation by SELLERS made throughout this transaction and no statement made in any certificate or schedule furnished in connection with the transaction herein contemplated contains or will contain any knowingly untrue statement of a material fact or knowingly omits or will omit to state any material fact reasonably necessary to make any such representation or any such statement not misleading to a prospective purchaser of the Stock.

5.           Simultaneously with the Closing as described in Paragraph 9 below, ___________________  shall be elected to the Board of Directors and David Brown shall serve as its Chairman of the COMPANY and ______________ as the current director of the COMPANY shall resign from the Board of Directors and execute the Certificate of Resignation to be filed by BUYERS for the State of Florida.

6.           Simultaneously with the Closing as described in Paragraph 9 below, Edward T. Whelan shall be appointed as President/CEO, __________ shall be appointed as Treasurer/CFO, and __________ shall be appointed as Secretary of the COMPANY

7.           This Agreement and its application shall be governed under the laws of the State of Florida.  Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association.  It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising thereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

8.           This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, representatives, successors, and assigns.

9.           A.           The closing on the transaction contemplated hereby shall take place on or before July 18, 2010 at the COMPANY’s office of located at 135 First Street, Unit 2F, Keyport, New Jersey 07735.  BUYERS and SELLERS may appear in person or by telephone.

IN WITNESS WHEREOF, the undersigned have hereunto affixed their signatures.

BUYERS’ AGENT:

ENVIRONMENTAL ENERGY ENTERPRISES LIMITED

/s/David Brown____________________________
BY: DAVID BROWN, PRESIDENT.

SELLERS AGENT:

/s/Edward T. Whelan________________________
EDWARD T. WHELAN

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EXHIBIT A
BUYERS SHARES THAT ARE BEING BOUGHT

SCHEDULE A

Name	Number of Shares	Type

SHAREHOLDER 1. [Investors]	300,000	Non Legend

SHAREHOLDER 2	530,750	Non Legend

SHAREHOLDER 3	530,750	Non Legend

SHAREHOLDER 4	530,798	Non Legend

DAVID BROWN	8,870,170	Legend

Total number of shares	10,762,470

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EXHIBIT B
SELLERS SHARES THAT ARE BEING SOLD

Number	Date	Shareholder	Shares Currently Owned	Shares Being Sold	Shares Shareholder Keeping
4	8/13/1990	Frank Freeman	41,500	37,350	4,150
5	8/13/1990	Jeffrey Freeman	4,350	3,915	435
62002	7/1/1999	Guy A. Galluccio, Sr.	29,150	26,235	2,915
62004	11/15/1999	George T. Jochum	275,000	247,500	27,500
62005	11/15/1999	Jeffrey Freeman	21,650	19,485	2,165
62006	11/15/1999	C. Roy Hollis	20,650	18,585	2,065
62008	7/9/2000	Guy A. Galluccio, Sr.	200,000	180,000	20,000
62009	7/9/2000	RBD Investment Trust	600,000	540,000	60,000
62010	7/9/2000	Grace Holdings, Inc.	300,000	270,000	30,000
62012	7/9/2000	Caroline Holdridge	200,000	180,000	20,000
62013	7/9/2000	Cynthia M. Tanenbaum	200,000	180,000	20,000
62014	3/22/2007	Grace Holding, Inc.	1,000,000	900,000	100,000
62015	3/22/2007	Atlantic Investment Trust	1,000,000	900,000	100,000
62016	3/22/2007	Caroline Holdridge	488,000	439,200	48,800
62017	3/22/2007	Melissa A. Malloy	50,000	45,000	5,000
62018	3/22/2007	Brendan Joseph Whelan	50,000	45,000	5,000
62019	3/22/2007	Heather Marie Whelan	50,000	45,000	5,000
62020	3/22/2007	Sean Michael Whelan	50,000	45,000	5,000
62021	3/22/2007	Tara Lynn Whelan	50,000	45,000	5,000
62022	3/22/2007	Brendan Thomas Molly	50,000	45,000	5,000
62023	3/22/2007	Patrick Michael Molly	50,000	45,000	5,000
62024	3/22/2007	Grace Johnanah Molly	50,000	45,000	5,000
62025	3/22/2007	Brian James Tanenbaum	50,000	45,000	5,000
62026	3/22/2007	Drew Stephen Tanenbaum	50,000	45,000	5,000
62027	3/22/2007	Cynthia M. Tanenbaum	488,000	439,200	48,800
62028	3/22/2007	RBD Investment Trust	2,300,000	2,070,000	230,000
62029	3/22/2007	Jonathan Zuck	50,000	45,000	5,000
62030	3/22/2007	Claire Tanenbaum	50,000	45,000	5,000
62031	3/22/2007	Jim McManus	50,000	45,000	5,000
62032	3/22/2007	Dennis & Leslie Speisman	50,000	45,000	5,000
62033	3/22/2007	Theodore W. & Janet R. Urban	50,000	45,000	5,000
62034	3/22/2007	Alan Rubin	50,000	45,000	5,000
62035	3/22/2007	Weeda Family Trust, James C. Fielding, Jr. Trustee 10/24/1995	50,000	45,000	5,000
62036	3/22/2007	Associates Investment Corporation	300,000	270,000	30,000
62037	3/22/2007	Eric M. Hellige	240,000	216,000	24,000
62038	3/22/2007	Michelle Wims & Greg Wims	50,000	45,000	5,000
62039	4/11/2007	Claire S. Urban	200,000	180,000	20,000
62040	4/11/2007	Linda J. Omer	150,000	135,000	15,000
62041	4/11/2007	Teri L. Gleason	150,000	135,000	15,000
62042	4/11/2007	Debbie J. Hulen	150,000	135,000	15,000
62043	4/11/2007	Karen A. Rutkowski	150,000	135,000	15,000
62044	4/11/2007	Teresa K. Jochum	150,000	135,000	15,000
62045	4/11/2007	Andrew T. Urban	200,000	180,000	20,000
62046	4/11/2007	Janet & Theodore Urban	350,000	315,000	35,000
62047	6/14/2007	William N. Walling Jr., CFA	50,000	45,000	5,000
62501	2/28/2008	RBD Investment Trust	750,000	675,000	75,000
62052	2/28/2008	Grace Holding, Inc.	250,000	225,000	25,000
62053	2/28/2008	Atlantic Investment Trust	250,000	225,000	25,000
62054	2/28/2008	Caroline Holdridge	250,000	225,000	25,000
Authorized	40,000,000		11,658,300	10,492,470	1,165,830
			Non Legend	1,703,070
			Legend	8,789,400

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